UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 23, 2007

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Center 400 North Roxbury Drive, Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 888-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION and REGULATION FD DISCLOSURE

On January 23, 2007, City National Corporation issued a press release reporting its financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Press release dated January 23, 2007 reporting the financial results of City National Corporation for the quarter and year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

January 23, 2007	/s/ Christopher J. Carey
Christopher J. Carey
Executive Vice President and
Chief Financial Officer
(Authorized Officer and
Principal Financial Officer)